                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       BORG WARNER SECURITY CORPORATION

--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                       BORG-WARNER SECURITY CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                                                      Chicago, Illinois
                                                         June 2, 1999

To the Stockholders:

    We will hold a Special Meeting of Stockholders of Borg-Warner Security Corporation on Friday, July 2, 1999, at 10:00 a.m. at the Company's headquarters at 200 South Michigan Avenue, Chicago, Illinois, for the following purposes:

     1. To approve an amendment to the Company's Restated Articles of Incorporation, as amended, changing the name of the Company to Burns International Services Corporation; and,

      2. To transact such other business as may properly come before the meeting or any adjournment or postponement.

Only holders of shares of Common Stock at the close of business on May 28, 1999 will be entitled to vote at the meeting or any adjournment or postponement.


                                  By order of the Board of Directors


                                  ROBERT E.T. LACKEY
                                  Corporate Secretary

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOUR VOTE IS IMPORTANT.

                        BORG-WARNER SECURITY CORPORATION

                           200 South Michigan Avenue
                            Chicago, Illinois 60604

                          ----------------------------

                                PROXY STATEMENT

                          ----------------------------

                                  June 2, 1999

     The Board of Directors of Borg-Warner Security Corporation (the
"Company") furnishes this Proxy Statement in connection with the solicitation of proxies for a Special Meeting of Stockholders, which we will hold at 10:00 a.m. on July 2, 1999 at the Company's headquarters, 200 South Michigan Avenue, Chicago, Illinois. We are mailing this Proxy Statement and accompanying form of proxy to stockholders beginning on or about June 2, 1999.

     Only stockholders of record at the close of business on May 28, 1999 are entitled to vote at the meeting. As of such date, 23,987,816 shares of Common Stock were issued and outstanding. Each share of Common Stock entitles the holder to one vote. A majority of the issued and outstanding shares, as of the record date, will constitute a quorum for the transaction of business at the Special Meeting.

     The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the Special Meeting is required for the approval of the amendment to the Company's Restated Articles of Incorporation changing its name to Burns International Services Corporation.

     We will vote a properly signed, dated and returned proxy according to its terms. If you do not indicate how you want to vote, we will vote it as recommended by the Board of Directors. You may revoke your proxy anytime before the vote is taken by delivering to the Corporate Secretary of the Company a written revocation, a proxy bearing a later date, or by attending and voting at the Special Meeting.

     The Company will bear the cost of solicitation of proxies. Besides soliciting proxies through the mail, the Company's officers, directors and employees may solicit proxies in person or by telephone. The Company will request that brokers, nominees and other similar record holders forward solicitation material and will reimburse them upon request for their out-of-pocket expenses.

     The election inspectors appointed for the meeting will total the votes cast by proxy or in person at the meeting and will determine whether a quorum is present. Unless otherwise indicated, the election inspectors will treat abstentions and votes withheld as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a nominee indicates that it does not have discretionary voting power and has not received voting instructions from the beneficial owner, those shares will not be considered as present and entitled to vote with respect to that matter.

Stock Ownership

     The following table sets forth, as of May 28, 1999, certain information regarding beneficial ownership of Common Stock by all entities that, to the best knowledge of the Company, beneficially owned more than five percent of the Common Stock. Except as indicated, each entity has sole voting and investment power with respect to such shares.

                                                                                 Number             Percent
Name of Beneficial Owner                                                       of shares           of class
------------------------                                                       ---------           --------

Merrill Lynch KECALP L.P. 1986...........................................         40,000               *
Merrill Lynch KECALP L.P. 1987...........................................        200,000               *
Merchant Banking L.P. No. I..............................................        500,000              2.1%
ML Venture Partners II, L.P..............................................        500,000              2.1%
Merrill Lynch Capital Appreciation Partnership No. VIII, L.P.............      6,628,615             27.6%
ML Offshore LBO Partnership No. VIII.....................................        168,524               *
ML Employees LBO Partnership No. I, L.P..................................        164,779               *
ML IBK Positions, Inc....................................................      1,998,082              8.3%
                                                                              ----------             ----
Total ML Entities........................................................     10,200,000             42.5%
FMR Corp(a)..............................................................      1,724,900              7.2%

__________________
*    Represents less than one percent.

(a) Pursuant to a Schedule 13G, dated February 1, 1999, FMR Corp. indicated that, in its capacity as investment adviser, it had sole power to vote 772,700 shares of Common Stock and sole power to dispose of 1,724,900 shares of Common Stock on behalf of various persons.

     The address of each of the ML Entities is c/o Merrill Lynch & Co., Inc., World Financial Center, New York, New York 10281. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     The following table sets forth, as of May 28, 1999, certain information regarding beneficial ownership of Common Stock by the Company's directors and executive officers and by all directors and executive officers as a group.

                                                                                      Number
                                                                                       of            Percent
Name of Beneficial Owner                                                            shares(a)       of class
-----------------------                                                             ---------       --------
John A. Edwardson (b)(e)(f).............................................             221,100             *
J. Joe Adorjan (c)(e)(f)................................................             629,134            2.6
John D. O'Brien.........................................................             201,117             *
Timothy M. Wood.........................................................             133,735             *
Robert E.T. Lackey......................................................               6,065             *
James J. Burke, Jr. (d)(e)..............................................                   0             *
Albert J. Fitzgibbons III (d)(e)........................................                   0             *
Arthur F. Golden (e)....................................................              12,000             *
Dale W. Lang (e)........................................................              17,000             *
Robert A. McCabe (e)....................................................              19,000             *
Andrew McNally IV (e)...................................................              22,000             *
Alexis P. Michas (d) (e)................................................                   0             *
H. Norman Schwarzkopf (e)...............................................              17,000             *
Donald C. Trauscht (e)..................................................              25,577             *
All directors and executive officers of the Company (14 persons)........           1,303,728            5.3

______________________
* Represents less than one percent.

(a) Includes the following number of shares issuable upon the exercise of options within the next 60 days: 461,000 for Mr. Adorjan; 67,500 for Mr. O'Brien; 67,500 for Mr. Wood; 17,000 for each of Messrs. Lang, McCabe and Schwarzkopf; 12,000 for each of Messrs. Golden and McNally IV; 6,000 for Mr. Trauscht; and 6,000 for Mr. Lackey.
(b) Includes 100,000 restricted shares which vest in five equal installments over the next five years, awarded to Mr. Edwardson pursuant to his employment agreement.
(c)  Includes 1,800 shares held in revocable trust for Mr. Adorjan's daughter.
(d) Messrs. Burke, Fitzgibbons and Michas are directors of MLCP, which manages Merrill Lynch Capital Appreciation Partnership No. VIII, L.P. and ML Offshore LBO Partnership No. VIII. Such persons may be deemed to beneficially own the 6,797,139 shares of Common Stock held by such partnerships. MLCP is part of a group that beneficially owns 10,200,000 shares of Common Stock. They expressly disclaim beneficial ownership of such shares.
(e)  Director.
(f) Effective June 1, 1999, Mr. Adorjan resigned as Chairman of the Board of Directors (he will remain as a Director) and Mr. Edwardson was elected to the position of Chairman by the Board.

          APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES
               OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY


  On May 3, 1999, subject to shareholder approval, the Executive Committee of the Board of Directors by unanimous consent approved a resolution recommending an amendment to the Company's Restated Articles of Incorporation ("Articles") to change the name of the Company to Burns International Services Corporation.

  The Board of Directors is of the opinion that the corporate name "Burns International Services Corporation" will provide the Company with a distinctive name which is broad enough to cover all of the services currently offered and which will be offered by the Company; emphasizes its international scope; and, aligns the Company with its premier and well-known historic brand name.

  If the proposed amendment to the Company's Articles is approved by the shareholders and is not abandoned by the Board of Directors, such amendment will become effective when the amendment of the Company's Articles are filed with the Secretary of State of Delaware. It is anticipated that such amendment will be filed within thirty (30) days of approval of the amendment by the shareholders at the Special Meeting; however, at any time prior to the filing of the foregoing, the Board of Directors may abandon such amendment without further action by the shareholders of the Company if the Board of Directors deems such abandonment to be in the best interests of the Company.


  The Board of Directors recommends a vote FOR the approval of the Amendment. We will so vote your proxy unless you specify otherwise.

                               OTHER INFORMATION

  As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Special Meeting other than the items referred to above. If any other matter is properly presented for action at the meeting, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of a recommendation, in accordance with the judgment of the proxy holders.

  The Company must receive stockholder proposals to be presented at the year 2000 Annual Meeting on or before November 20, 1999. Any proposal must comply with the requirements of the Securities and Exchange Commission for inclusion in the proxy statement relating to that meeting. You should send proposals to the attention of the Corporate Secretary. In addition, stockholders wishing to bring a proposal before the Annual Meeting in 2000 (but not include it in the proxy statement) must comply with the Company's By-Laws which require timely notice to the Company. To be timely such notice must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting.

  Upon request the Company will furnish you without charge one copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission. You should direct your request to the Corporate Secretary, 200 South Michigan Avenue, Chicago, Illinois 60604.


                                                BORG-WARNER SECURITY CORPORATION

                       BORG-WARNER SECURITY CORPORATION

                 SPECIAL MEETING OF STOCKHOLDERS JULY 2, 1999

   The Special Meeting of Stockholders of Borg-Warner Security Corporation will be held on Friday July 2, 1999, at 10:00 a.m. at the Company's headquarters located at 200 South Michigan Avenue, Chicago, Illinois, for the purposes described on the reverse side.

   Only stockholders at the close of business on May 28, 1999 will be entitled to vote at the meeting or any adjournment or postponement thereof.

   This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints each of John A. Edwardson and Timothy M. Wood, as Proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Borg-Warner Security Corporation held of record by the undersigned on May 28, 1999 at the special meeting of stockholders to be held on July 2nd, 1999 or any adjournment thereof.

This proxy when duly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted for all proposals.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT
YOU PLAN TO ATTEND THE MEETING IN PERSON.
YOUR VOTE IS IMPORTANT.

                                      BORG-WARNER SECURITY CORPORATION
                                      P.O. BOX 11195
                                      NEW YORK, N.Y. 10203-0195

(Continued, and to be dated and signed on the reverse side.)

     -------

     -------

1. To approve an amendment to the Company's Restated Articles of Incorporation changing the name of the Company to Burns International Services Corporation.

   FOR [X]     AGAINST [X]    ABSTAIN [X]

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                                            Address Change
                                                            and/or Comments
                                                            Mark Here       [X]

                                        Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                        Dated:                            , 1999
                                              ----------------------------

                                        ----------------------------------------
                                                         Signature

                                        ----------------------------------------
                                                  Signature, if held jointly


                                        Votes must be indicated
                                        (x) in Black or Blue ink.    [ ]

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.